Inventories	12 Months Ended
Dec. 31, 2015
Inventory, Net [Abstract]
Inventories
Note 11. Inventories
	December 31, 2015	December 31, 2014
Finished products	$613	$611
Semi-finished products	172	173
Raw materials, stores and supplies	433	521
Subtotal	1,218	1,305
Adjustment of inventories to LIFO basis	(246)	(253)
Total	$972	$1,052

Inventory values, before LIFO adjustment, are generally determined by the average cost method, which approximates current cost. Inventories are valued using the LIFO method at substantially all of the U.S. locations, which comprised $744 and $684 or 61% and 52% of inventories before the LIFO adjustments at December 31, 2015 and December 31, 2014, respectively. The remainder of inventory held in international locations and certain U.S. locations is valued using the average cost method.